March 13, 2006 March 13, 2006 Investor Presentation Exhibit 99.2

Forward-Looking Statements
•Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties.  Capital
One and North Fork caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Capital One and North Fork, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
•The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Capital One or North Fork stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Capital
One’s and North Fork’s filings with the SEC, which are available at the SEC’s web site
http://www.sec.gov.
Capital One and North Fork
disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information About this Transaction
•In connection with the proposed merger, Capital One will file with the Securities and Exchange Commission (the “SEC”) a Registration
Statement on Form S-4 that will include a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of
Capital One.  Capital One and North Fork will mail the joint proxy statement/prospectus to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at
www.sec.gov.
The joint proxy
statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North
Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”. This release does not constitute an offer of securities for sale.
Participants in this Transaction
•Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger.  Information regarding the persons who may, under the rules of the
SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 21, 2005.  You can find information about North Fork’s executive officers and directors in their definitive proxy statement filed with the SEC on March 30, 2005.  You can obtain free copies of these documents from the Capital One or North Fork using the contact information above.

3 Transaction Summary and Strategic Rationale Financial Overview * * * *

Consideration per Share $31.18 in value per NFB share (based on the closing price of $89.92 of
COF on March 10, 2006, 0.2216x fixed exchange ratio and $11.25 in cash) .
64% stock and 36% cash
Transaction value Approximately $14.6 billion
NFB ownership Approximately 25% (fully diluted basis)
Termination fee Reciprocal options grant
Mgmt. & Board NFB Chairman & CEO, John Kanas, to join COF Board and be President of
Banking
Share Repurchase $1.5B in second half 2007 and additional $1.5B in first half 2008
Near-term synergies $275 million (50% in 2007; 100% in 2008)
EPS Accretion/Dilution GAAP Operating Cash Operating
-2007 (6.5%) (4.9%) (2.3%)
-2008 (1.1%) 0.4% 2.6%
Approvals Regulatory, NFB and COF shareholder approvals
Expected Closing 4th Quarter 2006
Transaction Summary
1 - Subject to proration
1

Transaction multiples are in line with precedent
Transaction multiples are in line with precedent
transactions
transactions
Transaction
Terms
Comparable
Transaction
Medians
(2)
Value per NFB share
(1)
$31.18
Share Price Premium
1 day ($25.40)
22.8% 23.8%
5 day ($25.34)  23.1% 26.5%
Price as a multiple of:
LTM GAAP EPS 15.5x 19.2x
NTM Cash EPS 15.7x 15.9x
Book Value
1.6x 2.7x
Tangible Book Value
4.9x 3.7x
Premium/Core Deposits
34.1% 30.6%
(1) Based on COF share price of $89.92 on 3/10/06
(2) Bank acquisitions (excluding MOEs) valued greater than $3B since January 2003
NTM GAAP EPS 16.0x 16.1x

This deal creates near term synergies and
This deal creates near term synergies and
strategically transforms the company
strategically transforms the company
Near-term earnings
Near-term earnings
synergies
synergies
($275 M in 2008)
Reduced capital levels
Reduced capital levels
• • Expense reduction Expense reduction
• • Balance sheet savings Balance sheet savings
• • Revenue opportunities Revenue opportunities
• • Lower risk profile Lower risk profile
• • Less volatility Less volatility
Achieves
Achieves
hurdle rate
hurdle rate
Strategically
Strategically
transforms
transforms
the
the
company
company
AND
AND
• • Balance and Balance and
diversification diversification
• • New growth New growth
opportunities opportunities

Our strategy works backward from the marketplace
Our strategy works backward from the marketplace
National Scale
Lending
Local Scale
Banking
Advantaged
Customer
Access
Market End Game
Low Risk, Balanced and Diversified

For years, our strategic agenda has emphasized two
For years, our strategic agenda has emphasized two
broad thrusts
broad thrusts
Secure and leverage
Secure and leverage
growth platforms
growth platforms
Balance and
Balance and
diversify the
diversify the
company
company
• • Diversified, lower Diversified, lower
risk assets risk assets
• • Diversified Diversified
liabilities liabilities
• • Diversified profits Diversified profits
• • Structurally attractive Structurally attractive
industries and industries and
markets markets
• • Winning business Winning business
models models
• • Exceptional growth Exceptional growth
and profitability and profitability
Deliver Enduring Value Creation

This acquisition delivers on our strategic agenda
This acquisition delivers on our strategic agenda
Balance and diversify the
Balance and diversify the
company
company
Secure and leverage
Secure and leverage
growth platforms
growth platforms
• 32% core deposit funding*
• 49% of profits outside of card
• 2.97% charge-off rate, in-line
with other large diversified
retail franchises
• Lower capital requirements
• Structurally attractive local scale
businesses (in the largest market
in the U.S.)
– Deposit led small
business/middle market banking
– Consumer deposits
• National scale Alt A mortgage
and home equity platform
• Stand-out track record for growth
• Leverages COF strengths
– Brand and customers
– National scale products
– IBS
Substantial long term shareholder value creation
* Core deposits defined as branch deposits excluding Jumbo Time and Foreign deposits
Source: Company filings

With North Fork we are a balanced and diversified
With North Fork we are a balanced and diversified
financial institution
financial institution
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Managed Loans Managed Liabilities NIAT
$143B $168B $2.87B
3
Auto
11%
Bank¹
38%
GFS
16%
U.S.
Card
35%
1
Bank is reported in “Other” segment as reported for COF earnings.
2
Includes Hibernia net income of $107.1M for first three quarters of 2005.
3
Total earnings includes $149M in unallocated net losses held in the “Other” category representing (7%) for 2005 COF-only earnings.
Source:  Company filings; As of 12/31/2005
Other
Borrowings  9%
Branch
Deposits
35%
Securitization
34%
Debt  4%
Other  3%
Branchless
Deposits
16%
Auto  4%
Bank 1,2
34%
GFS   6%
U.S.
Card
51%
Capital One and North Fork 2005 Pro Forma
51%

0.12%
0.18%
0.26%
0.30%
0.43%
0.52%
0.75%
2.08%
2.63%
2.72%
2.97%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
Capital One /
North Fork Pro
Forma
Citigroup Bank of
America
JPMorgan
Chase
Wells Fargo USBancorp National City BB&T Washington
Mutual
SunTrust Wachovia
2005 Managed U.S. Retail and Commercial Charge-off Rate
Our pro forma loss rate is in line with other
Our pro forma loss rate is in line with other
diversified retail franchises
diversified retail franchises
Note: Citi is US Consumer only; JPMChase includes Retail Financial Services, Card Services and Commercial Banking; BofA includes Consumer & Small Business and Business & Financial Services and is pro forma to include MBNA acquisition; National City excludes Asset Management; USBank includes Wholesale &
Consumer Banking and Payment Services. Wachovia, BB&T, Washington Mutual (pro forma to include Providian), SunTrust, Wells Fargo, Capital One and
North Fork are total company.
Source:  Company filings; As of 12/31/2005

We have secured a broad portfolio of growth
We have secured a broad portfolio of growth
platforms in attractive markets with end game
platforms in attractive markets with end game
positioning
positioning
Local Banking
Local Banking
Customer Access
Customer Access
National Lending
National Lending
Note: Texas and Louisiana ranks are based on state retail deposit rank. NYC rank based on New York MSA retail deposit rank.  As of 6/30/05.  US Card ranking based on $ outstandings, Auto on volume originations, Mortgage and Home Equity on $ originations, Small Business on card volumes, SBA on $ originations, and UK card on volume and survey results.
Source: SNL, company reports
• # 4 US Card issuer
• # 2 Non-captive Auto
originator
• # 7 Alt-A Mortgage
originator
• # 11 Home Equity
originator
• # 2 Small Business
card issuer
• # 3 SBA loan originator
• # 7 UK card issuer
• • #1 Louisiana bank
• #3 NYC MSA bank
• #12 Texas bank
• Two successful de novo
models
• Winning small business
and middle market
banking model (North
Fork)
• Winning consumer and
small business growth
model (Hibernia)
• Over 50 M accounts
– 3 million COF
accounts in NYC
MSA
• Leading Brand
• Every channel

John Kanas
John Kanas
will lead banking and integration
will lead banking and integration
John Kanas
President, Banking
John Bohlsen
EVP Banking, Metro NY
Herb Boydstun
EVP Banking, LA and TX
• Report to Rich Fairbank,
CEO & Chairman, COF
• Will be appointed to
COF Board
Miles Reidy
Integration

North Fork is a leading Metro New York Bank
North Fork is a leading Metro New York Bank
• North Fork Bancorporation
established in 1980
– Predecessor institutions date
back to 1858
• Third largest retail depository in
metropolitan New York
– 353 branches
• Premier small business and
middle market banking franchise
• National mortgage banking
business
• Acquired and integrated 14 banks
over the last 20 years
Note: Retail deposits excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch.

North Fork has a strong track record for
North Fork has a strong track record for
deposit growth
deposit growth
$1.6
$2.0
$2.7
$3.4
$4.1
$6.7
$7.6
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
1999 2000 2001 2002 2003 2004 2005
Total Deposits
Source: Company filings and North Fork KBW investor presentation (March 1, 2006)
Note: Includes acquisition of GreenPoint in 2004
Demand Deposits
$7.6
$9.2
$11.3
$13.2
$15.1
$34.8
$36.6
$0
$5
$10
$15
$20
$25
$30
$35
$40
1999 2000 2001 2002 2003 2004 2005
$B $B

North Fork’s lending growth has been strong
North Fork’s lending growth has been strong
$0
$10
$20
$30
$40
North Fork Total Loans Held for Investment
$B
$33.2B
Residential
Mortgage
Multifamily
Commercial RE
Construction
C&I
Consumer
$30.5B
$12.4B
$11.4B
$10.4B
$9.4B
Source: Company filings
Note: Includes acquisition of GreenPoint in 2004

North Fork has delivered strong earnings growth
North Fork has delivered strong earnings growth
$2.01
$1.85
$1.73
$1.72
$1.37
$0.93
$1.01
$0.82
$0.82
$0.45
$0.46
$0.31
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
$2.40
North Fork Earnings Per Share
Source: Company filings

Local Scale Deposit
Position in
New York MSA
North Fork
National Scale
Mortgage & Home
Equity Origination
Platform
• #3 Retail deposit
position in NY MSA
• #4 Retail deposit
position in Manhattan
• #7 Alt-A Mortgage
originator
• #13 home equity
originator
• Assets: $57.6B
• Deposits: $37B
• ROA: 1.59%
• ROTE: 31%
• 2005 NIAT: $949MM
• Market Cap: $12B
Local Scale Small
Business / Middle
Market Commercial
Banking Platform
• Leading NY middle
market commercial
banking platform
• #3 Small business
lender (<$1 MM) in
NY MSA
Capital One has secured a premier business model
with end game positioning
Source: SNL, Company filings as of 12/31/2005

Local Scale Deposit
Position in
New York MSA
North Fork
National Scale
Mortgage & Home
Equity Origination
Platform
• #3 Retail deposit
position in NY MSA
• #4 Retail deposit
position in Manhattan
• #7 Alt-A Mortgage
originator
• #13 home equity
originator
• Assets: $57.6B
• Deposits: $37B
• ROA: 1.59%
• ROTE: 31%
• 2005 NIAT: $949MM
• Market Cap: $12B
Local Scale Small
Business / Middle
Market Commercial
Banking Platform
• Leading NY middle
market commercial
banking platform
• #3 Small business
lender (<$1 MM) in NY
MSA
Capital One has secured a premier business model
with end game positioning
Source: SNL, Company filings as of 12/31/2005

$431
$238
$178
$111
$104
$100
$94
$84
$64 $64
$62
$61
$45
$45
$43
0
50
100
150
200
250
300
350
400
450
500
New York is the largest deposit market in the US
New York is the largest deposit market in the US
2005 Top 15 MSAs Retail* Deposits
$ B
*Excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch.
Note: Deposits growth calculated from 2000-2005
Source: SNL
2000 – 2005
Retail Deposits
CAGR
5.6% 8.2% 5.8% 7.9% 6.4% 5.6% 6.0% 7.9% 6.1% 7.9% 6.1% 2.8% 8.0% 10.4% 6.8%
From 2000-05
NYC Market
grew $103B

North Fork has an end game local share
North Fork has an end game local share
position in New York
position in New York
2,959
307
222
183
241
317
188
516
356
247
382
2005 Total
Branches
61.6%
3.3%
3.6%
3.8%
4.0%
4.8%
5.0%
6.1%
7.6%
9.5%
13.9%
2005 Retail*
Market Share
$557 $266 Total top 10
$37 $14 Bank of NY 10
$16 $16 Sovereign 9
$16 $16 Commerce 8
$17 $17 Washington Mutual 7
$27 $21 Wachovia 6
$45 $22 HSBC 5
$51 $26 Bank of America 4
$37 $33 North Fork 3
$127 $41 Citigroup 2
$183 $60 Chase 1
2005 Total
Deposits ($B)
2005 Retail*
Deposits ($B)
Bank Retail* Deposit
Rank
*Excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch.
Source: SNL
New York MSA Deposit rankings
As of June 2005

North Fork has an end game local share in
North Fork has an end game local share in
Manhattan
Manhattan
*Excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch.
Source: SNL
Manhattan Deposit rankings
As of June 2005
370
11
30
14
18
20
33
43
46
63
92
2005 Total
Branches
74.5%
1.7%
2.1%
2.5%
2.6%
3.1%
3.5%
7.5%
8.8%
18.0%
24.8%
2005 Retail*
Market Share
$335 $69 Total top 10
$2 $2 Apple Bank 10
$2 $2 Washington Mutual 9
$5 $2 Emigrant 8
$2 $2 Commerce 7
$26 $3 Bank of NY 6
$10 $3 Bank of America 5
$8 $7 North Fork 4
$31 $8 HSBC 3
$103 $17 Citigroup 2
$146 $23 Chase 1
2005 Total
Deposits ($B)
2005 Retail*
Deposits ($B)
Bank Retail*
Deposit Rank

North Fork has doubled its share in NY over the last
North Fork has doubled its share in NY over the last
5 years
5 years
$11.2
$12.9
$15.1
$17.0
$1.0
$1.2
$4.4
$16.2
$0
$5
$10
$15
$20
$25
$30
$35
2000 2001 2002 2003 2004 2005
North Fork Retail* Deposits
New York retail* New York retail*
market share market share
2.7% 3.6% 7.7% 2.9% 3.4% 4.7%
$8.9
$9.7
$14.1
$19.4
$33.2
$12.1
*Excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch;
Counts in-store branches as ¼ of a traditional branch (estimated relative operating cost and capital required).
Note: Data as of June of each year
Source: SNL.
Acquired
deposits
Organic growth
(CAGR = 13.8%)
$B

North Fork delivers industry leading same store
North Fork delivers industry leading same store
deposit growth
deposit growth
10%
6%
15%
25%
7% 7%
20%
25%
0%
5%
10%
15%
20%
25%
30%
Pre-1970 1970-1980 1980-1990 1990-2000
2000-2005 Retail* Deposit CAGR
By 10-Year Tranche
Commerce
North Fork
Branch Open Date
*Excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $500MM deposits for any individual branch.
Note: Includes only branches owned by North Fork and Commerce as of June 2000
Source: SNL
# of Branches: 79 21 16 16 2 9 24 85
NYC MSA
Competitor
Average

$985
$954
$975
$1,028
$952
$1,187
$1,529
$1,968
$0
$500
$1,000
$1,500
$2,000
1998 1999 2000 2001 2002 2003 2004 2005
North Fork has extended its same store
North Fork has extended its same store
growth performance to acquired branches
growth performance to acquired branches
Commercial Bank of NY Total Deposits*
Source: FDIC, SNL
Deposits per
branch ($MM)
$68 $73 $73 $91 $118 $151
Acquired by North
Fork in Nov 2001
$70 $70
$MM
2001 – 2005
CAGR = 17.6%
*Data as of June of each year

$0
$25
$50
$75
$100
$125
$150
$175
Year 0 Year 1 Year 2 Year 3 Year 4
De novo Branch Deposits
(by Year of Opening)
2000 North Fork Manhattan (n=1)
2001 North Fork Manhattan (n=4)
2003 North Fork Manhattan (n=6)
2004 North Fork non-Manhattan (n=9)
2002 North Fork Manhattan (n=2)
Active brick and mortar branches only.  As of 6/30/2005
Source:  SNL.
North Fork’s de novo performance is strong
North Fork’s de novo performance is strong
$MM
National Median 2000-2005
2003 North Fork non-Manhattan (n=3)
2002 North Fork non-Manhattan (n=4)

Our leading position in Louisiana is a cornerstone
Our leading position in Louisiana is a cornerstone
of our banking strategy
of our banking strategy
Source: SNL data 06/05
10
9
8
7
6
5
4
3
2
1
2.2% Omni
2.6% AmSouth
2.5% Gulf Coast
2.5% Firstrust
1.9%
3.0%
7.0%
16.0%
16.8%
28.5%
Parish National
Fidelity
Regions
Whitney
JP Morgan Chase
Capital One
New Orleans
10
9
8
7
6
5
4
3
2
1
1.1% Fidelity Homestead
3.1% AmSouth
2.7% Hancock
1.1% Firstrust
1.0%
3.6%
7.6%
8.4%
16.5%
21.1%
Bancorp South
Iberia
Regions
Whitney
JP Morgan Chase
Capital One
Total Deposit
Share Company Rank Company Rank
Total Deposit
Share
Louisiana

Texas de novo is one of our most attractive
Texas de novo is one of our most attractive
growth opportunities
growth opportunities
$5.4M
$6.3M
$7.2M
$8.1M
$9.9M
$16.0M
$19.6M
$18.1M 9 Capital One (new model) 2
$8.8M 7 Wachovia 7
$12.8M 6 3
$10.5M 11 JP Morgan Chase 6
$12.0M 24 Washington Mutual 5
$8.5M 16 Citibank 8
15 1 $26.5M Bank of America
2001-2003
De Novos
Open 12+
Months
Avg. First
12 Month
Deposits per
Branch
Dallas & Houston De novo Performance Dallas & Houston De novo Performance
Includes banks open between July 2001 to June 2003.  Hibernia branches open between Dec 2003 and September 2004
Source: SNL as of 6/30/2005
Avg. First
18 Month
Deposits per
Branch
$9.8M $13.2M 13
Wells Fargo & Co.
4
Compass Bancshares

With North Fork, Capital One has multiple ways to
With North Fork, Capital One has multiple ways to
win in deposits
win in deposits
Strong market
Strong market
positions
positions
Ability to drive
Ability to drive
growth in
growth in
mature
mature
networks
networks
Winning de
Winning de
novo models
novo models
Leading
Leading
branchless
branchless
player
player
• # 1 in Louisiana
• # 3 in New York
MSA
• # 12 in Texas
• Proven same-
store growth
(North Fork)
• Proven ability to
drive growth in
acquired
franchises
(North Fork)
• Two successful
branch models
• Hibernia
• North Fork
• Top 3 branchless
deposit player*
* Excludes sweep accounts
Note: Texas and Louisiana ranks are based on state retail deposit rank. NYC rank based on New York MSA retail deposit rank. All as of 6/30/05.
Source: SNL

Local Scale Deposit
Position in
New York MSA
North Fork
National Scale
Mortgage & Home
Equity Origination
Platform
• #7 Alt-A Mortgage
originator
• #13 home equity
originator
Local Scale Small
Business / Middle
Market Commercial
Banking
• #3 Retail deposit
position in NY MSA
• #4 Retail deposit
position in Manhattan
• Leading NY middle
market commercial
banking platform
• #3 Small business
lender (<$1 MM) in
NY MSA
• Assets: $57.6B
• Deposits: $37B
• ROA: 1.59%
• ROTE: 31%
• 2005 NIAT: $949MM
• Market Cap: $12B
Capital One has secured a premier business model
with end game positioning
Source: SNL, Company filings as of 12/31/2005

20-25%
15-20%
15-25%
40-50%
12-20%
12-15%
10-12%
25-30%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Consumer
Deposits
Small
Business
Banking
(Deposits &
lending)
Card Home Equity Auto Mortgage CRE Middle Market
Lending
Average ROE (2003 - 2005)
Source: Mercer Oliver Wyman study of medium-sized bank performance, 2003 & 2005; Capital One Analysis
Small Business Banking includes Lending and Deposits
Next to consumer deposits, small business banking
Next to consumer deposits, small business banking
is the most profitable sector in banking
is the most profitable sector in banking

Small business and middle market commercial
Small business and middle market commercial
banking is a key part of North Fork’s model
banking is a key part of North Fork’s model
$2.9
$4.3
$5.2
$7.1
$9.9
$0
$2
$4
$6
$8
$10
$12
2001 2002 2003 Q3 2004* 2005
North Fork Small Business +
Commercial Deposits
Source: Company filings
Notes: * Estimate based on 3Q 2004 reported commercial demand deposits of $3.8B; **Excludes Multi Family ($4.8 B in 2005) and Construction & Land ($829 MM in 2005)
$3.3
$4.0
$5.0
$8.4
$10.9
$0
$2
$4
$6
$8
$10
$12
2001 2002 2003 2004 2005
North Fork Small Business +
Commercial Loans**
C+I
CRE
CAGR CAGR
36%
37%
33%
% of Total: 33% 27% 26% 25%
34%
% of Total: 31% 28% 40% 35% 33%
$B $B

Combining national and local scale small business
Combining national and local scale small business
platforms unlocks substantial value
platforms unlocks substantial value
COF National Scale Small
COF National Scale Small
Business Platforms
Business Platforms
• National scale lending platforms
for smaller loans
– Small Business Cards
(#2 Issuer)
– SBA Loans (#3 Originator)
– Small Business Installment
Loans and Lines
• 250K COF Small Business
customers in NYC
• National Brand and marketing
expertise
North Fork Local Scale Small
North Fork Local Scale Small
Business Platform
Business Platform
• Deposit led, relationship oriented
model
• North Fork Small
Business/Middle Market
customer base

The opportunity to expand North Fork’s consumer
The opportunity to expand North Fork’s consumer
business is significant
business is significant
6%
25%
27%
35%
0%
5%
10%
15%
20%
25%
30%
35%
40%
North Fork Hibernia Peer Group Top 10 Banks
2005 % Consumer Loans 2005 % Consumer Loans
(Excludes First Mortgages) (Excludes First Mortgages)
Source: Company reports and FDIC call reports; as of 12/31/2005

Total Brand Awareness (%)*
The Capital One brand is among the most
powerful in Financial Services
* Source: Millward Brown Financial Services Brand Health Wave.  January, 2006
98
97
64
50
95
81
73
97
95
Question: “When you think about companies or banks that offer financial services products such as checking accounts, various types of savings accounts, credit cards and loans, which ones come to mind?”

Local Scale Deposit
Position in
New York MSA
North Fork
National Scale
Mortgage & Home
Equity Origination
Platform
• #7 Alt-A Mortgage
originator
• #13 home equity
originator
Local Scale Small
Business / Middle
Market Commercial
Banking
• #3 Retail deposit
position in NY MSA
• #4 Retail deposit
position in Manhattan
• Leading NY middle
market commercial
banking platform
• #3 Small business
lender (<$1 MM) in
NY MSA
• Assets: $57.6B
• Deposits: $37B
• ROA: 1.59%
• ROTE: 31%
• 2005 NIAT: $949MM
• Market Cap: $12B
Capital One has secured a premier business model
with end game positioning
Source: SNL, Company filings as of 12/31/2005

Alt-A is an attractive segment of the mortgage
Alt-A is an attractive segment of the mortgage
industry
industry
$45
$60
$80
$191
$330
$0
$50
$100
$150
$200
$250
$300
$350
$400
2001 2002 2003 2004 2005*
Alt-A Industry Originations
1
0%
5%
10%
15%
20%
25%
30%
35%
Conforming Alt-A Subprime
Estimated ROE by Product
2
1 - Source:  Inside Mortgage Finance
2 - Source:  Mercer Oliver Wyman
* - Based on three quarters annualized estimate
12-18%
18-25%
20-30%
Charge-offs
(bps)
1-2 15-25 50-300
$B

North Fork has a leading national scale Alt-A
North Fork has a leading national scale Alt-A
mortgage originations platform
mortgage originations platform
1. Countrywide
2. IndyMac
3. Aurora (Lehman)
4. GMAC
5. Wells Fargo
6. Impac
7. North Fork
8. WMC (GE)
9. First Horizon
10. SunTrust
Source:  Inside Mortgage Finance
Origination ($B)
Top 10 Alt-A Originators (2005)
19.1%
13.5%
12.1%
10.5%
9.1%
6.7%
5.6%
5.4%
3.1%
2.6%
Share (%)
$63.0
$44.5
$39.9
$34.5
$30.0
$22.0
$18.4
$17.1
$10.3
$ 8.7
North Fork currently sells the vast majority of its Alt A production

1. Bank of America $67.8
2. Chase Home Finance $54.0
3. CitiMortgage $45.7
4. Wells Fargo $45.4
5. Countrywide $42.7
6. Washington Mutual $39.7
7. National City $21.7
8. GMAC $13.9
9. Wachovia $10.5*
10. HSBC $  9.1
11. COF/North Fork $  7.7
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
2004 2005 Pro forma
Access to North Fork’s mortgage platform and
channels will accelerate our Home Equity growth
COF Home Equity Originations
Capital One
$0.8
$B
$7.7
Capital One
North Fork
$2.2
$5.5
Home Equity Originations ($B)
FY 2005
Source Company filings, Home Equity Weekly.  *Wachovia only reported partial year data.
Note: Some lenders do not provide second lien production volumes

The integration of Hibernia and North Fork will be a
The integration of Hibernia and North Fork will be a
key priority
key priority
Hibernia integration is
on track
Experienced senior
integration team
• On track to exceed
$135M in ‘07 synergies
• Systems integration
underway and will be
completed Q1 ‘07
(Accounting and
treasury completed)
• Originating COF
products in branches
– Card March 1, 2006
– Auto March 15, 2006
• Brand change underway
and on schedule
Limited geographic
overlap
• Reduces execution risk
• Limited impact on
customer facing
operations
• John Kanas
• Herb Boydstun
• Miles Reidy
16 bank acquisition
integrations

•
Experienced diligence team
– Senior COF executives including Hibernia leadership and integration team
– COF representatives from all functional areas
– Outside experts engaged (commercial, mortgage, compliance, legal and retail banking strategy)
•
Full scope diligence effort
– Extensive external research and analysis
– Discussions with North Fork senior management
– On-site final diligence, including data review and key management interviews
•
86 branches mystery shopped (~25% of network)
– All major submarkets
– Acquired branches (29 Greenpoint, 7 Commercial Bank of NY, 11 Trust
Company of NJ)
– De novo branches (19 branches)
•
Discussions with COF senior management
•
External research and analyses
•
Visited COF/Hibernia facilities in Texas and Louisiana
•
On-site diligence, including document review
Capital One
Capital One
North Fork
North Fork
Capital One and North Fork both conducted due
Capital One and North Fork both conducted due
diligence
diligence

We will be a Top 10 player in deposits
We will be a Top 10 player in deposits
Source: SNL
* Includes Capital One, Hibernia and North Fork pro forma Domestic Deposits as of 9/30/05.
1
Bank of America Corporation
566.8
2
JPMorgan Chase & Co.
401.4
3
Wachovia Corporation 305.1
4
Wells Fargo & Company
275.6
5 Citigroup, Inc.
200.4
6 Washington Mutual, Inc. 193.3
7
U.S. Bancorp 115.2
8 SunTrust Banks, Inc.
107.3
9 Citizens 97.9
Q3 2005 U.S. Deposits
($B)
10 Capital One / North Fork (Pro Forma)* 78.6

We will be among the 10 largest lenders
We will be among the 10 largest lenders
Source: SNL
Note: Universe includes Top-22 Domestic Depository institutions and North Fork. Does not include ABN Amro and Golden West (subsidiary of World Savings).
*Estimate based upon FY2004 and FY2005 reported loan balances.
1
Bank of America Corporation 665.1 2
JPMorgan Chase & Co. 329.6
3
Wachovia Corporation 305.1
4
Wells Fargo & Company 632.7
5
Citigroup, Inc. 916.1
6 Washington Mutual, Inc. 261.5
7
U.S. Bancorp
138.1
8 SunTrust Banks, Inc.
187.5
9
HSBC 222.2
Q3 2005 Managed
Loans
10
Capital One/ North Fork (Pro Forma)
138.4

We have secured a broad portfolio of growth
We have secured a broad portfolio of growth
platforms in attractive markets with end game
platforms in attractive markets with end game
positioning
positioning
Local Banking
Local Banking
Customer Access
Customer Access
National Lending
National Lending
Note: Texas and Louisiana ranks are based on state retail deposit rank. NYC rank based on New York MSA retail deposit rank.  As of 6/30/05.  US Card ranking based on $ outstandings, Auto on volume originations, Mortgage and Home Equity on $ originations, Small Business on card volumes, SBA on $ originations, and UK card on volume and survey results.
Source: SNL, company reports
• # 4 US Card issuer
• # 2 Non-captive Auto
originator
• # 7 Alt-A Mortgage
originator
• # 11 Home Equity
originator
• # 2 Small Business
card issuer
• # 3 SBA loan originator
• # 7 UK card issuer
• • #1 Louisiana bank
• #3 NYC MSA bank
• #12 Texas bank
• Two successful de novo
models
• Winning small business
and middle market
banking model (North
Fork)
• Winning consumer and
small business growth
model (Hibernia)
• Over 50 M accounts
– 3 million COF
accounts in NYC
MSA
• Leading Brand
• Every channel

45 Transaction Summary and Strategic Rationale Financial Overview * * * * * * * * * * *

Transaction Summary
$31.18 in value per NFB share (.2216x fixed exchange ratio and $11.25 per share in cash, subject to proration)
Approximately $14.6 billion
Approximately 64% stock and 36% cash
Fixed number of Capital One shares of approximately 104.2 million
Fixed cash amount of $5.2 billion
Shareholders to elect between common stock or cash subject to proration
None
Tax-free reorganization (tax free to the extent COF stock received)
NFB Chairman & CEO, John Kanas, to head banking at Capital One and report to Capital One CEO, Rich Fairbank
John Kanas to be added to the Board
Regulatory, NFB and COF shareholder approvals
4th Quarter 2006
Consideration per Share*
Transaction value*
Consideration mix
Form of Consideration
Stock / Cash election
Walk-away/Caps/Collars
Tax Structure
Bank Management
Board Composition
Approvals
Expected Closing
* Based on COF closing price of $89.92 on 3/10/06

Financial Assumptions
I/B/E/S median EPS estimates for 2006 – 2007; and I/B/E/S long-term growth rates for 2008
$275MM pre-tax benefit (phased in 50% in 2007 and 100% in 2008)
comprised of cost savings, balance sheet benefits, and near-term revenue opportunities
$1.5B in second half 2007 and additional $1.5B in first half 2008
$14B at 10 bps average pretax opportunity cost
Core deposit intangibles equal to 2.5% of NFB’s core deposits, amortized over 10 years, utilizing sum-of-the-years digits method
$580MM
Earnings
Synergies
Share repurchases
Balance sheet downsizing
Identifiable intangibles
Restructuring charge and
transaction costs
Financing
- At close
- 2007
Dividends
$1.0B financed through parent cash (opportunity cost of 4.5%)
1.0B Tier I hybrid (cost of 7.0%)
0.5B subordinated debt (cost of 6.3%)
2.7B senior debt (cost of 5.7%)
$5.2B Total
$0.5B Tier I hybrid for partial financing of share repurchase
COF current dividend level and policy maintained, subject to
COF board review

Pro Forma Earnings Impact to 2007 and 2008
Pro Forma Earnings Impact to 2007 and 2008
($ in millions)
2007 2008
COF GAAP earnings
(1)
$2,720 $3,122
NFB GAAP earnings
(1)
920 1,007
After Tax Impacts
Estimated synergies $89 $179
Financing costs
(2)
(206) (276)
Expensed Restructuring Charges
(59) (59)
Incremental CDI amortization
(4)
(89) (82)
Pro forma GAAP earnings $3,355 $3,869
Pro forma operating earnings
(5)
3,414 3,928
Pro forma cash operating earnings
(6)
3,563 4,062
(1)
(2)
(3)
(4)
(5)
(6)
Pro forma GAAP earnings plus expensed restructuring charges.
Pro forma operating earnings plus after-tax CDI amortization.
Includes expense related to capital market financings and use of balance sheet cash for the transaction and subsequent share repurchases.
Based on I/B/E/S median earnings estimates as of 3/10/06 for 2007 and I/B/E/S long term growth rate of 9.5% for NFB and 13.3% for COF for 2008.
Opportunity cost of restructuring charges, transaction costs, and foregone margin on balance sheet downsizing.
Includes incremental CDI amortization related to CDI created in the transaction.
Other Costs
(3)
(20) (22)

The transaction is expected to be accretive on an
The transaction is expected to be accretive on an
operating basis in 2008
operating basis in 2008
($ in millions) 2007 2008
Pro Forma GAAP Earnings $3,355 $3,869
Pro Forma Operating Earnings 3,414 3,928
Pro Forma Cash Operating Earnings 3,563 4,062
Standalone GAAP EPS $8.62 $9.77
Pro Forma GAAP EPS 8.06 9.66
Accretion/(Dilution) (6.5%) (1.1%)
Standalone Operating EPS $8.62 $9.77
Pro Forma Operating EPS 8.20 9.81
Accretion/(Dilution) (4.9%) 0.4%
Standalone Cash Operating EPS $8.76 $9.89
Pro Forma Cash Operating EPS 8.56 10.14
Accretion/(Dilution)
(2.3%) 2.6%

Estimated 2008 Pretax Synergies
Estimated 2008 Pretax Synergies
• Identified, near-term synergies
• • Assumes 50% achieved in 2007 and 100% achieved in 2008 Assumes 50% achieved in 2007 and 100% achieved in 2008
($ in millions)
Pretax
2008
Synergy
Expense
$ 110¹
Balance sheet benefits 35
Revenue opportunities 130
Total $275
1 – Net of $30M of estimated expense increase for technology, operations, and infrastructure

Estimated merger related costs
Estimated merger related costs
($ in millions)
Change-in-Control
Other HR
Operations / IT
$350
60
$530
50
$580
Pre-tax impact
Other (including brand) 40
Total Restructuring Costs
Transaction Costs
Total Merger Related Costs
80

7.7%
6.1%
6.9%
5.4%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
COF Standalone 12/31/2005 12/31/2006 12/31/2007 12/31/2008
COF remains well capitalized with strong capital
COF remains well capitalized with strong capital
generation over time
generation over time
Adjusted TCR : 5.7% 6.5% 7.3%
Notes: Capital ratios include estimated impact of share repurchases in 2007 and 2008. Adjusted TCR includes $1.0B in hybrid capital in 2006 and an incremental $0.5B hybrid capital in 2007, receiving 50% equity treatment.
Pro Forma Tangible Common Equity/Tangible Managed Assets
Estimated
Transaction Close

* * * *